                                                                    Exhibit 13.1

TELSTRA CORPORATION LIMITED
CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
CODE)

     PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE), THE UNDERSIGNED OFFICER OF TELSTRA CORPORATION LIMITED, AN AUSTRALIAN PUBLIC LIMITED LIABILITY COMPANY (THE "COMPANY"), HEREBY CERTIFIES THAT:
     The Annual Report on Form 20-F for the year ended June 30, 2003(the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 23, 2003                \s\ Zygmunt E Switkowski
                                        Zygmunt E. Switkowski
                                        Chief Executive Officer

                                                                    Exhibit 13.2



TELSTRA CORPORATION LIMITED
CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
CODE)

     PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE), THE UNDERSIGNED OFFICER OF TELSTRA CORPORATION LIMITED, AN AUSTRALIAN PUBLIC LIMITED LIABILITY COMPANY (THE "COMPANY"), HEREBY CERTIFIES THAT:
     The Annual Report on Form 20-F for the year ended June 30, 2003(the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 23, 2003                \s\ John Stanhope
                                        John Stanhope
                                        Chief Financial Officer